SUPPLEMENT

DATED MAY 8, 2014 TO

HARTFORD PORTFOLIO DIVERSIFIER HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2014

PROPOSED REORGANIZATION OF HARTFORD PORTFOLIO DIVERSIFIER HLS FUND

WITH AND INTO HIMCO VIT PORTFOLIO DIVERSIFIER FUND

At a meeting held on May 6, 2014, the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Portfolio Diversifier HLS Fund (the “Portfolio Diversifier HLS Fund”), the reorganization of the Portfolio Diversifier HLS Fund with and into the HIMCO VIT Portfolio Diversifier Fund (the “HVIT Portfolio Diversifier Fund”) (the “Reorganization”). The HVIT Portfolio Diversifier Fund is a newly organized series of HIMCO Variable Insurance Trust.

The Board of Directors of Hartford Series Fund, Inc. has called for a Special Meeting of Shareholders of the Portfolio Diversifier HLS Fund to be held in September 2014, for the purpose of seeking approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Portfolio Diversifier HLS Fund. If approved, the Reorganization is expected to occur in October 2014.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Portfolio Diversifier HLS Fund’s shareholders in July 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.